Exhibit 99.1

Execution Version

DUKE ENERGY PROGRESS, LLC

$600,000,000 First Mortgage Bonds, 3.45% Series due 2029

UNDERWRITING AGREEMENT

March 4, 2019

Barclays Capital Inc.
J.P. Morgan Securities LLC
Mizuho Securities USA LLC
Wells Fargo Securities, LLC

As Representatives of the several Underwriters

c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

1.              Introductory.  DUKE ENERGY PROGRESS, LLC, a North Carolina limited liability company (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell $600,000,000 aggregate principal amount of First Mortgage Bonds, 3.45% Series due 2029 (the “Bonds”), to be issued under and secured by its Mortgage and Deed of Trust, dated as of May 1, 1940 (the “Original Mortgage”), between the Company and The Bank of New York Mellon (formerly Irving Trust Company) (the “Corporate Trustee”) and Christie Leppert (successor to Frederick G. Herbst), as trustees (together with the Corporate Trustee, the “Trustees”), as amended and supplemented by various supplemental indentures, including the Eighty-Ninth Supplemental Indenture, to be dated as of March 1, 2019 (the “Supplemental Indenture”) (the Original Mortgage, as so amended and supplemented, being hereinafter called the “Mortgage”).  Barclays Capital Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC (the “Representatives”) are acting as representatives of the several underwriters named in Schedule A hereto (together with the Representatives, the “Underwriters”). The Company understands that the several Underwriters propose to offer the Bonds for sale upon the terms and conditions contemplated by (i) this Agreement and (ii) the Base Prospectus, the Preliminary Prospectus and the Permitted Free Writing Prospectus (each as defined below) issued at or prior to the Applicable Time (as defined below) (the documents referred to in the foregoing subclause (ii) are referred to herein as the “Pricing Disclosure Package”).

2.              Representations and Warranties of the Company. As of the date hereof, as of the Applicable Time (as defined below) and as of the Closing Date (as defined below) the Company represents and warrants to, and agrees with, the several Underwriters that:

(a)                                 A registration statement, as amended (No. 333-213765-01), including a prospectus, relating to the Bonds and certain other securities has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, became effective upon filing with the Commission pursuant to Rule 462 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission (if prepared, any preliminary prospectus supplement specifically relating to the Bonds immediately prior to the Applicable Time included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations being hereinafter called a “Preliminary Prospectus”); the term “Registration Statement” means the registration statement as deemed revised pursuant to Rule 430B(f)(1) of the 1933 Act Regulations on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such section applies to the Company and the Underwriters for the Bonds pursuant to Rule 430B(f)(2) of the 1933 Act Regulations (the “Effective Date”), including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective; the term “Base Prospectus” means the prospectus filed with the Commission on the date hereof by the Company; and the term “Prospectus” means the Base Prospectus together with the prospectus supplement specifically relating to the Bonds prepared in accordance with the provisions of Rule 430B and promptly filed after execution and delivery of this Agreement pursuant to Rule 430B or Rule 424(b) of the 1933 Act Regulations; any information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information;” and any reference herein to any Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, prior to the date hereof; any reference to any amendment or supplement to the Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.  For purposes of this Agreement, the term “Applicable Time” means 4:20 p.m. (New York City time) on the date hereof.

(b)                                 The Registration Statement, the Permitted Free Writing Prospectus specified on Schedule B hereto, the Preliminary Prospectus and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations; and (i) the Registration Statement, as of its original effective date, as of the date of any amendment, and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) (A) the Pricing Disclosure Package, as of the Applicable Time, did not, (B) the Prospectus and any amendment or supplement thereto, as of their dates, will not, and (C) the Prospectus as of the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Permitted Free Writing Prospectus, the Preliminary Prospectus or the Prospectus.

(c)                                  The Permitted Free Writing Prospectus specified on Schedule B hereto as of its issue date and at all subsequent times through the completion of the public offer and sale of the Bonds or until any earlier date that the Company notified or notifies the Underwriters as described in Section 5(f) did not, does not and will not include any information that conflicts with the information (not superseded or modified as of the Effective Date) contained in the Registration Statement, the Preliminary Prospectus or the Prospectus.

(d)                                 At the earliest time the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Bonds, the Company was not an “ineligible issuer” as defined in Rule 405 of the 1933 Act Regulations.  The Company is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3 under the 1933 Act.

(e)                                  The documents and interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (i) at the time the Registration Statement became effective, (ii) at the Applicable Time and (iii) on the Closing Date did not, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)                                   The Company’s most recent Annual Report filed on Form 10-K meets the conditions specified in General Instruction I(1)(a) and (b) of the General Instructions for Form 10-K, and the Company’s most recent Quarterly Report filed on Form 10-Q meets the conditions specified in General Instruction H(1) of the General Instructions for Form 10-Q.

(g)                                  The compliance by the Company with all of the provisions of this Agreement has been duly authorized by all necessary limited liability company action and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Company, nor will such action result in any violation of the Company’s Articles of Organization including Articles of Conversion for the Company (the “Articles of Organization”), or the Company’s Limited Liability Company Operating Agreement (the “Operating Agreement”) or other governing document of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties that would have a material adverse effect on the business, financial condition or results of operations of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except for authorization by the North Carolina Utilities Commission and the Public Service Commission of South Carolina and the registration under the 1933 Act of the Bonds, qualification under the Trust Indenture Act of 1939 (the “1939 Act”) and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Bonds by the Underwriters.

(h)                                 This Agreement has been duly authorized, executed and delivered by the Company.

(i)                                     The Original Mortgage has been duly authorized, executed and delivered by the Company and duly qualified under the 1939 Act and the Supplemental Indenture has been duly authorized and when executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustees, the Mortgage constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company’s obligations under the Mortgage may be limited by (x) the laws of the states of North Carolina and South Carolina (in which states all physical property of the Company subject to the Mortgage is located except for certain interconnection lines) with respect to or affecting the remedies to enforce the security provided by the Mortgage, which laws do not make inadequate the remedies necessary for the realization of the benefits of such security, and by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting mortgagees’ and other creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (y) that the provisions of the Mortgage subjecting to the lien thereof the revenues and income from the mortgaged property may not be effective prior to the delivery or taking of possession of such revenues or income or of the mortgaged property by or on behalf of the Trustees.

(j)                                    The Bonds have been duly authorized and when executed by the Company, and when authenticated by the Corporate Trustee, in the manner provided in the Mortgage and delivered against payment therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting mortgagees’ and other creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and are entitled to the benefits and security afforded by the Mortgage in accordance with the terms of the Mortgage and the Bonds, except as set forth in paragraph (i) above.

(k)                                 Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument set forth on Annex A hereto or filed or incorporated by reference as an exhibit to the Registration Statement or the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2018 or any subsequent Quarterly Report on Form 10-Q of the Company or any Current Report on Form 8-K of the Company with an execution or filing date after December 31, 2018 are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Company and its subsidiaries taken as a whole.

(l)                                     The Company has no “significant subsidiaries” within the meaning of Rule 1-02 of Regulation S-X under the 1933 Act.

(m)                             The Company (i) is a limited liability company duly organized and validly existing in good standing under the laws of the State of North Carolina and (ii) is duly qualified to do business in each jurisdiction where the failure to be so qualified would materially adversely affect the ability of the Company to perform its obligations under this Agreement, the Mortgage or the Bonds.

3.              Purchase, Sale and Delivery of Bonds. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of 98.938% of the principal amount of the Bonds plus accrued interest, if any, from March 7, 2019 (and in the manner set forth below), the principal amount of Bonds set forth opposite the name of each Underwriter on Schedule A hereto plus the principal amount of additional Bonds which each such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof.  The Underwriters hereby agree to make a payment to the Company in an aggregate amount equal to $1,200,000, including in respect of expenses incurred by the Company in connection with the offering of the Bonds.

Payment of the purchase price for the Bonds to be purchased by the Underwriters and the payment referred to above shall be made at the offices of Hunton Andrews Kurth LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, or at such other place as shall be mutually agreed upon by the Representatives and the Company, at 10:00 a.m., New York City time, on March 7, 2019, or such other time and date as shall be mutually agreed upon in writing by the Company and the Representatives (the “Closing Date”).  All other documents referred to herein that are to be delivered at the Closing Date shall be delivered at that time at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, NY 10019.  Payment shall be made to the Company by wire transfer of immediately available funds, payable to the order of the Company against delivery of the Bonds, in fully registered form, to you or upon your order.  The Bonds shall be delivered in the form of one or more global certificates in aggregate denomination equal to the aggregate principal amount of the Bonds upon original issuance, and registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”).

4.              Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Bonds for sale to the public as set forth in the Pricing Disclosure Package and the Prospectus.

5.              Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

(a)                                 The Company will cause the Preliminary Prospectus and the Prospectus to be filed pursuant to, and in compliance with Rule 424(b) of the 1933 Act Regulations, and advise the Underwriters promptly of the filing of any amendment or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)                                 If at any time when a prospectus relating to the Bonds (or the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered under the 1933 Act any event occurs as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Pricing Disclosure Package or the Prospectus to comply with the 1933 Act, the Company promptly will prepare and file with the Commission an amendment, supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance.

(c)                                  The Company, during the period when a prospectus relating to the Bonds is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

(d)                                 Without the prior consent of the Underwriters, the Company has not made and will not make any offer relating to the Bonds that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus (as defined below); each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Bonds that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than the Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433 of the 1933 Act Regulations (“Rule 433”); such free writing prospectus (which shall include the pricing term sheet discussed in Section 5(e) below), the use of which has been consented to by the Company and the Underwriters, is specified in Item 3 of Schedule B and herein is called the “Permitted Free Writing Prospectus.”  The Company represents that it has treated and agrees that it will treat the Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to the Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(e)                                  The Company agrees to prepare a pricing term sheet specifying the terms of the Bonds not contained in the Preliminary Prospectus, substantially in the form of Schedule C hereto and approved by the Representatives on behalf of the Underwriters, and to file such pricing term sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two business days after the date hereof.

(f)                                   The Company agrees that if at any time following the issuance of the Permitted Free Writing Prospectus any event occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information (not superseded or modified) in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by  the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(g)                                  The Company will make generally available to its security holders, in each case as soon as practicable but not later than 60 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act, which need not be certified by independent certified public accountants unless required by the 1933 Act) covering (i) a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement and (ii) a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the date of this Agreement.

(h)                                 The Company will furnish to you, without charge, copies of the Registration Statement (three of which will include all exhibits other than those incorporated by reference), the Pricing Disclosure Package and the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request.

(i)                                     The Company will arrange or cooperate in arrangements, if necessary, for the qualification of the Bonds for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be required to qualify as a foreign limited liability company or to file any general consents to service of process under the laws of any state where it is not now so subject.

(j)                                    The Company will pay all expenses incident to the performance of its obligations under this Agreement including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the preparation and printing of certificates for the Bonds, (iii) the issuance and delivery of the Bonds as specified herein, (iv) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Bonds under the securities laws of any jurisdiction in accordance with the provisions of Section 5(i) and in connection with the preparation of the Blue Sky Survey (such fees not to exceed $5,000), (v) the printing and delivery to the Underwriters, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of the Preliminary Prospectus, of the Prospectus, of the Permitted Free Writing Prospectus and any amendments or supplements thereto, (vi) any fees charged by independent rating agencies for rating the Bonds, (vii) any fees and expenses in connection with the listing of the Bonds on the New York Stock Exchange, (viii) any filing fee required by the Financial Industry Regulatory Authority, Inc., (ix) the costs of any depository arrangements for the Bonds with DTC or any successor depositary, (x) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Bonds, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Underwriters and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (x) and (xi) the preparation, execution, filing and recording by the Company of the Supplemental Indenture; and the Company will pay all taxes, if any (but not including any transfer taxes), on the filing and recordation of the Supplemental Indenture.

(k)                                 Promptly after the Closing Date, the Company will cause the Supplemental Indenture to be recorded in all recording offices in the states of North Carolina and South Carolina in which the property intended to be subject to the lien of the Mortgage is located.

6.              Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Bonds will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)                                 The Prospectus shall have been filed by the Company with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the 1933 Act Regulations and in accordance herewith and the Permitted Free Writing Prospectus shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with, Rule 433.

(b)                                 At or after the Applicable Time and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act shall have been instituted or, to the knowledge of the Company or you, shall be threatened by the Commission.

(c)                                  At or after the Applicable Time and prior to the Closing Date, the rating assigned by Moody’s Investors Service, Inc. or S&P Global Ratings (or any of their successors) to any debt securities or preferred stock of the Company as of the date of this Agreement shall not have been lowered.

(d)                                 Since the respective most recent dates as of which information is given in the  Pricing Disclosure Package and the Prospectus and up to the Closing Date, there shall not have been any material adverse change in the condition of the Company, financial or otherwise, except as reflected in or contemplated by the Pricing Disclosure Package and the Prospectus, and, since such dates and up to the Closing Date, there shall not have been any material transaction entered into by the Company other than transactions contemplated by the Pricing Disclosure Package and the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated by the Pricing Disclosure Package and the Prospectus.

(e)                                  You shall have received an opinion of Robert T. Lucas III, Esq., Deputy General Counsel of Duke Energy Business Services LLC, the service company subsidiary of Duke Energy Corporation (who in such capacity provides legal services to the Company) (or other appropriate counsel reasonably satisfactory to the Representatives, which may include Duke Energy Corporation’s other “in house” counsel), dated the Closing Date, to the effect that:

(i)                                     The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of North Carolina, with power and authority (limited liability company and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement.

(ii)                                  The Company is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Company.

(iii)                               The Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations, and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

(iv)                              The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Company or any of its properties that would be required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(v)                                 This Agreement has been duly authorized, executed and delivered by the Company.

(vi)                              The issue and sale of the Bonds by the Company and the execution, delivery and performance by the Company of this Agreement, the Mortgage and the Bonds will not contravene any of the provisions of the Articles of Organization or the Operating Agreement, the North Carolina

Limited Liability Company Act or any statute or any order, rule or regulation of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Company or any of its property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement to which the Company is a party or by which it or its property is bound or to which any of its property or assets is subject or any instrument filed or incorporated by reference as an exhibit to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2018 or any subsequent Quarterly Report on Form 10-Q or any Current Report on Form 8-K of the Company with an execution or filing date after December 31, 2018 or identified in Annex A to this Agreement, which affects in a material way the Company’s ability to perform its obligations under this Agreement, the Mortgage or the Bonds.

(vii)                           The North Carolina Utilities Commission and the Public Service Commission of South Carolina have issued appropriate orders with respect to the issuance and sale of the Bonds in accordance with this Agreement, and, to the best of such counsel’s knowledge, such orders are still in effect and the issuance and sale of the Bonds to the Underwriters are in conformity with the terms of such orders; and no other authorization, approval or consent of any other governmental body (other than in connection or compliance with the provisions of the securities or Blue Sky laws of any jurisdiction) is legally required for the issuance and sale of the Bonds pursuant to this Agreement.

(viii)                        The Mortgage has been duly authorized, executed and delivered by the Company and qualified under the 1939 Act, and, assuming the due authorization, execution and delivery thereof by the Trustees, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, except (x) as the same may be limited by the laws of the States of North Carolina and South Carolina (in which States all physical property of the Company subject to the Mortgage is located except for certain interconnection lines) with respect to or affecting the remedies to enforce the security provided by the Mortgage, which laws do not make inadequate the remedies necessary for the realization of the benefits of such security, and (y) that the provisions of the Mortgage subjecting to the lien thereof the revenues and income from the mortgaged property may not be effective prior to the delivery or taking of possession of such revenues or income or of the mortgaged property by or on behalf of the Trustees.

(ix)                              The Bonds have been duly authorized, executed and issued by the Company and, when the same have been authenticated by the Corporate Trustee as specified in the Mortgage and delivered against payment therefor, will constitute valid and legally binding obligations of the

Company enforceable against the Company in accordance with their terms, and are entitled to the benefits and security afforded by the Mortgage in accordance with the terms of the Mortgage and the Bonds, except as set forth in paragraph (viii) above.

(x)                                 The Company has good title to all properties owned by it, subject only (a) to the lien of the Mortgage, (b) to Excepted Encumbrances as defined in the Mortgage, (c) to minor exceptions and defects which do not, in the aggregate, materially interfere with the use by the Company of such properties for the purposes for which they are held, materially detract from the value of said properties or in any material way impair the security afforded by the Mortgage, (d) in the case of the Company’s existing hydroelectric plants, to provisions of licenses issued by the Federal Power Commission or the Federal Energy Regulatory Commission and to the provisions of the Federal Power Act and (e) to certain rights-of-way over private property on which are located transmission and distribution lines formerly owned by the Tide Water Power Company (merged into the Company on February 29, 1952).

(xi)                              The Mortgage complies as to form with all applicable laws of the states wherein the properties subjected or intended to be subjected to the lien of the Mortgage are located, including all applicable recording laws, and constitutes a valid, direct first mortgage lien on all properties and franchises purported to be owned by the Company, except such property as is specifically excepted from the lien thereof, subject only to the liens, charges and encumbrances stated in paragraph (x) above; all fixed electric properties hereafter acquired by the Company will, upon such acquisition, become subject to the lien of the Mortgage, subject, however, to liens or charges of the character permitted to exist by the Mortgage, and to liens, if any, existing or placed on such property at the time of the acquisition thereof by the Company, and the description of such property and franchises in the Mortgage is adequate to constitute a lien on such property and franchises of the Company except as aforesaid.

(xii)                           The Original Mortgage and the supplemental indentures thereto, other than the Supplemental Indenture, have been duly recorded or filed for recordation in all such offices as are necessary to perfect and to preserve and protect the lien of the Mortgage upon the property intended to be subjected to the lien thereof, and upon the filing and recording of the Supplemental Indenture, no other recording or any periodic or other refiling or rerecording of the Mortgage is or will be required in order to perfect and to preserve and protect the lien of the Mortgage upon such property, and there are no mortgage, recording or other taxes required to be paid in connection with such filing and recording or in connection with the issuance of the Bonds other than customary filing and recording fees.

(xiii)                        No consent, approval, authorization, order, registration or qualification of or with any federal, North Carolina or South Carolina governmental agency or body or, to such counsel’s knowledge, any federal or North Carolina court, which has not been obtained or taken and is not in full force and effect, is required to authorize or for the Company to consummate the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Bonds by the Underwriters.

Such counsel may state that such counsel’s opinions in paragraphs (viii) and (ix) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting mortgagees’ or other creditors’ rights generally, and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.  Such counsel may also state that such counsel’s opinion in paragraph (x) above is based upon the Company’s title insurance.  Such counsel shall state that nothing has come to such counsel’s attention that has caused such counsel to believe that each document incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations.  Such counsel shall also state that nothing has come to such counsel’s attention that has caused such counsel to believe that (i) the Registration Statement, as of the effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package at the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that the Prospectus or any amendment or supplement thereto, as of their respective dates, or at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package or the Prospectus and does not express any opinion or belief as to (i) the financial statements or other financial and accounting data contained or incorporated by reference therein, or excluded therefrom including XBRL interactive data, (ii) the statements of the eligibility and qualification of the Trustees included in the Registration Statement (the “Forms T-1 and T-2”) or (iii) the information in the Prospectus under the caption “Book-Entry System.”

In rendering the foregoing opinion, such counsel may state that such counsel does not express any opinion concerning any law other than the law of the State of North Carolina or, to the extent set forth in the foregoing opinions, the federal securities laws and the law of the State of South Carolina and may rely as to all matters of the law of the State of South Carolina on the opinion of Karol P. Mack, Esq., Associate General Counsel of Duke Energy Business Services LLC, the service company subsidiary of Duke Energy Corporation (who in such capacity provides legal services to the Company), or other appropriate counsel reasonably satisfactory to the Representatives, which may include Duke Energy Corporation’s other “in-house” counsel.  Such counsel may also state that such counsel has relied as to certain factual matters on information obtained from public officials, officers of the Company and other sources believed by such counsel to be responsible.

(f)                                   You shall have received an opinion of Hunton Andrews Kurth LLP, counsel to the Company, dated the Closing Date, to the effect that:

(i)                                     The statements set forth (i) under the caption “Description of First Mortgage Bonds” in the Base Prospectus and (ii) under the caption “Description of the Mortgage Bonds” in the Pricing Disclosure Package and the Prospectus, insofar as they purport to summarize certain provisions of the Mortgage and the Bonds, fairly summarize such provisions in all material respects.

(ii)                                  No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby.

(iii)                               The Company is not and, solely after giving effect to the offering and sale of the Bonds and the application of the proceeds thereof as described in the Prospectus, will not be subject to registration and regulation as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(iv)                              The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Bonds, will not violate or conflict with, or result in any contravention of, any Applicable Laws of the States of North Carolina and New York.

(v)                                 The statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Underwriting (Conflicts of Interest),” insofar as such statements purport to summarize certain provisions of this Agreement, fairly summarize such provisions in all material respects.

(vi)                              The statements set forth in the Pricing Disclosure Package and the Prospectus under the caption “Certain U.S. Federal Income Tax Considerations for Non-U.S. Holders,” insofar as such statements purport to constitute summaries of matters of United States federal income tax law, constitute accurate and complete summaries, in all material respects, subject to the qualifications set forth therein.

In rendering the foregoing opinions, Hunton Andrews Kurth LLP may state that (i) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Company) in the transactions contemplated by this Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties; (ii) “Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the States of North Carolina and New York having jurisdiction over the Company under Applicable Laws and the Federal Energy Regulatory Commission, but excluding the North Carolina Utilities Commission and the New York State Public Service Commission; and (iii) “Applicable Laws” means those laws, rules and regulations of the States of North Carolina and New York that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by this Agreement (other than state securities or blue sky laws, antifraud laws, the rules and regulations of the Financial Industry Regulatory Authority, Inc., the North Carolina Public Utilities Act, the rules and regulations of the North Carolina Utilities Commission and the New York State Public Service Commission and the New York State Public Service Law), but without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation, and the Federal Power Act and the rules and regulations of the Federal Energy Regulatory Commission thereunder.  In addition, such counsel may state that they have relied as to certain factual matters on information obtained from public officials, officers and representatives of the Company and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.

You shall also have received a statement of Hunton Andrews Kurth LLP, dated the Closing Date, to the effect that:

(i) no facts have come to such counsel’s attention that have caused such counsel to believe that the documents filed by the Company under the 1934 Act and the 1934 Act Regulations that are incorporated by reference in the preliminary prospectus supplement that forms a part of the Pricing Disclosure Package and the Prospectus, when filed, were not, on their face, appropriately responsive in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom or compliance with XBRL interactive data requirements), (ii) the Registration Statement, at the Applicable Time, and the Prospectus, as of its date, appeared, on their face, to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act

Rules and Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, compliance with XBRL interactive data requirements, or that part of the Registration Statement that constitutes the statement of eligibility on the Forms T-1 and T-2) and (iii) no facts have come to such counsel’s attention that have caused such counsel to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, or compliance with XBRL interactive data requirements, or that part of the Registration Statement that constitutes the statement of eligibility on the Forms T-1 and T-2).  Such counsel shall further state that, in addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view as to the financial statements, schedules and other financial and accounting information included or incorporated by reference therein or excluded therefrom, or compliance with XBRL interactive data requirements).

In addition, such statement shall confirm that the Prospectus has been filed with the Commission within the time period required by Rule 424 of the 1933 Act Regulations and any required filing of the Permitted Free Writing Prospectus pursuant to Rule 433 of the 1933 Act Regulations has been filed with the Commission within the time period required by Rule 433(d) of the 1933 Act Regulations.  Such statement shall further state that assuming the accuracy of the factual matters contained in the representations and warranties of the Company set forth in Section 2(d) of this Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the 1933 Act Regulations and, pursuant to Section 309 of the 1939 Act, the Mortgage has been qualified under the 1939 Act, and that based solely on such counsel’s review of the Commission’s website, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, such counsel may state that such counsel does not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus and has made no independent check or verification thereof (except to the limited extent referred to in Section 6(f)(i) above).

(g)                                  You shall have received an opinion of Sidley Austin LLP, counsel for the Underwriters, dated the Closing Date, with respect to such matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as it may request for the purpose of enabling it to pass upon such matters.  In giving its opinion, Sidley Austin LLP may rely on the opinion of Robert T. Lucas III, Esq. as to matters of North Carolina law and on the opinion of Karol P. Mack, Esq. (or other appropriate counsel reasonably satisfactory to the Representatives, which may include Duke Energy Corporation’s other “in house” counsel), as to matters of South Carolina law.

(h)                                 On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of the Company or Duke Energy Corporation, on the New York Stock Exchange; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (h) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Bonds on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 7 hereof and except for the expenses to be borne by the Company as provided in Section 5(j) hereof.

(i)                                     You shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary and any financial or accounting officer of the Company, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct as of the Closing Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, that the conditions specified in Section 6(c) and Section 6(d) have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

(j)                                    At the time of the execution of this Agreement, you shall have received a letter dated such date, in form and substance satisfactory to you, from Deloitte &

Touche LLP, the Company’s independent registered  public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus, including specific references to inquiries regarding any increase in long-term debt (excluding current maturities), decrease in net current assets (defined as current assets less current liabilities) or member’s equity, and decrease in operating revenues or net income for the period subsequent to the latest financial statements incorporated by reference in the Registration Statement when compared with the corresponding period from the preceding year, as of a specified date not more than three business days prior to the date of this Agreement.

(k)                                 At the Closing Date, you shall have received from Deloitte & Touche LLP, a letter dated as of the Closing Date, to the effect that it reaffirms the statements made in the letter furnished pursuant to subsection (j) of this Section 6, except that the specified date referred to shall be not more than three business days prior to the Closing Date.

The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

7.     Indemnification. (a)  The Company agrees to indemnify and hold harmless each Underwriter, their respective officers and directors, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act, as follows:

(i)                                     against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus;

(ii)                                  against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii)                               against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this subsection 7(a).

In no case shall the Company be liable under this indemnity agreement with respect to any claim made against any Underwriter or any such controlling person unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Company shall not relieve it from any liability which it may have otherwise than under subsections 7(a) and 7(d). The Company shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, or defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Underwriter or any such controlling person shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company and such Underwriter shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that a conflict of interest between the Company and such Underwriter or such controlling person may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and all such controlling persons, which firm shall be designated in writing by you). The Company agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Company within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Bonds.

(b)                                 Each Underwriter severally and not jointly agrees that it will indemnify and hold harmless the Company, its directors and each of the officers of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section 7, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus.  In case any action shall be brought against the Company or any person so indemnified based on the Registration Statement (or any amendment thereto), the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or the Permitted Free Writing Prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each person so indemnified shall have the rights and duties given to the Underwriters, by the provisions of subsection (a) of this Section 7.

(c)                                  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters in respect of the underwriting discount as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

8.     Default by One or More of the Underwriters.  (a)  If any Underwriter shall default in its obligation to purchase the principal amount of the Bonds which it has agreed to purchase hereunder on the Closing Date, you may in your discretion arrange for you or another party or other parties to purchase such Bonds on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Bonds, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Bonds on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Bonds, or the Company notifies you that it has so arranged for the purchase of such Bonds, you or the Company shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement, the Pricing Disclosure Package or the Prospectus which may be required. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to this Agreement with respect to such Bonds.

(b)                                 If, after giving effect to any arrangements for the purchase of the Bonds of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, the aggregate amount of such Bonds which remains unpurchased does not exceed one-tenth of the aggregate amount of all the Bonds to be purchased at such Closing Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amount of Bonds which such Underwriter agreed to purchase hereunder at such Closing Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of Bonds which such Underwriter agreed to purchase hereunder) of the Bonds of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Bonds of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, the aggregate amount of such Bonds which remains unpurchased exceeds one-tenth of the aggregate amount of all the Bonds to be purchased at such Closing Date, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase the Bonds of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company as provided in Section 5(j) hereof and the indemnity and contribution agreement in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

9.     Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Company, or any of their respective officers or directors or any controlling person referred to in Section 7 hereof, and will survive delivery of and payment for the Bonds.

10.  Reliance on Your Acts. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

11.  No Fiduciary Relationship.  The Company acknowledges and agrees that (a) the purchase and sale of the Bonds pursuant to this Agreement is an arm’s-length commercial transaction between the Company on the one hand, and the Underwriters on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its shareholders, creditors, employees, or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

12.       Recognition of the U.S. Special Resolution Regimes.

(i)                                     In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii)                                  In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 12:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)                                     a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)                                  a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)                               a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

13.       Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or telecopied and confirmed to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attn: Syndicate Registration (Fax No.: (646) 834-8133); J.P. Morgan Securities LLC, 383 Madison Avenue, 3rd Floor, New York, New York 10179, Attn: Investment Grade Syndicate Desk (Fax No.: (212) 834-6081); Mizuho Securities USA

LLC, 320 Park Avenue, 12th Floor, New York, New York 10022, Attn: Debt Capital Markets Desk (Fax No.: (212) 205-7812); and Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attn: Transaction Management (Fax No.: (704) 410-0326); or, if sent to the Company, will be mailed or telecopied and confirmed to it at 550 North Tryon Street, Charlotte, North Carolina 28202, Attention: John L. Sullivan, III, Assistant Treasurer, Telephone: (980) 373-3564, (Fax No.: (980) 373-4723). Any such communications shall take effect upon receipt thereof.

14.       Business Day. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15.       Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Bonds from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

16.       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

17.       Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by the Underwriters, this letter and such confirmation and acceptance will become a binding agreement between the Company, on the one hand, and each of the Underwriters, on the other hand, in accordance with its terms.

Very truly yours,

DUKE ENERGY PROGRESS, LLC

By:	/s/ John L. Sullivan, III
Name: John L. Sullivan, III
Title: Assistant Treasurer

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The foregoing Underwriting Agreement is hereby
confirmed and accepted as of the date first above written.

Barclays Capital Inc.
J.P. Morgan Securities LLC
Mizuho Securities USA LLC
Wells Fargo Securities, LLC

On behalf of each of the Underwriters

Barclays Capital Inc.		J.P. Morgan Securities LLC

By:	/s/ Robert Stowe
Name:	Robert Stowe	By :	/s/ Robert Bottamedi
Title:	Managing Director	Name:	Robert Bottamedi
		Title:	Executive Director

Mizuho Securities USA LLC		Wells Fargo Securities, LLC

By:	/s/ John J. McCabe	By:	/s/ Carolyn Hurley
Name:	John J. McCabe	Name:	Carolyn Hurley
Title:	Managing Director	Title:	Director

For themselves and as Representatives of the several Underwriters named on Schedule A hereto.

SCHEDULE A

Underwriter	Principal Amount of Bonds to be Purchased
Barclays Capital Inc.	$135,000,000
J.P. Morgan Securities LLC	135,000,000
Mizuho Securities USA LLC	135,000,000
Wells Fargo Securities, LLC	135,000,000
Regions Securities LLC	27,000,000
Santander Investment Securities Inc.	27,000,000
Academy Securities, Inc.	3,000,000
C.L. King & Associates, Inc.	3,000,000
Total	$600,000,000

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SCHEDULE B

PRICING DISCLOSURE PACKAGE

1)                                     Base Prospectus

2)                                     Preliminary Prospectus Supplement dated March 4, 2019

3)                                     Permitted Free Writing Prospectus

a)                                     Pricing Term Sheet attached as Schedule C hereto

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SCHEDULE C

Filed pursuant to Rule 433

March 4, 2019

Relating to

Preliminary Prospectus Supplement dated March 4, 2019

to

Prospectus dated January 26, 2017

Registration Statement No. 333-213765-01

Duke Energy Progress, LLC
$600,000,000 First Mortgage Bonds, 3.45% Series due 2029

Pricing Term Sheet

Issuer:	Duke Energy Progress, LLC
Trade Date:	March 4, 2019
Settlement Date:	March 7, 2019 (T+3)
Security Description:	First Mortgage Bonds, 3.45% Series due 2029 (the “Bonds”)
Principal Amount:	$600,000,000
Interest Payment Dates:	March 15 and September 15 of each year, beginning on September 15, 2019
Maturity Date:	March 15, 2029
Benchmark Treasury:	2.625% due February 15, 2029
Benchmark Treasury Yield:	2.719%
Spread to Benchmark Treasury:	+ 78 bps
Yield to Maturity:	3.499%
Coupon:	3.45%
Price to Public:	99.588% per Bond, plus accrued interest, if any, from March 7, 2019
Redemption Provisions:

At any time before December 15, 2028 (which is the date that is three months prior to maturity of the Bonds (the “Par Call Date”)), the issuer will have the right to redeem the Bonds, in whole or in part and from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Bonds being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds being redeemed that would be due if the Bonds matured on the Par Call Date (exclusive of interest accrued to the redemption date), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-

C-1

day months) at the treasury rate plus 15 basis points, plus, in either case, accrued and unpaid interest on the principal amount of the Bonds being redeemed to, but excluding, such redemption date.

At any time on or after the Par Call Date, the issuer will have the right to redeem the Bonds, in whole or in part and from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest on the principal amount of the Bonds being redeemed to, but excluding, such redemption date.

CUSIP / ISIN:	26442U AH7 / US26442UAH77
Joint Book-Running Managers:	Barclays Capital Inc. J.P. Morgan Securities LLC Mizuho Securities USA LLC Wells Fargo Securities, LLC
Co-Managers:	Regions Securities LLC Santander Investment Securities Inc.
Junior Co-Managers:	Academy Securities, Inc. C.L. King & Associates, Inc.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll free at (888) 603-5847, J.P. Morgan Securities LLC at (212) 834-4533 (collect), Mizuho Securities USA LLC toll free at (866) 271-7403 and Wells Fargo Securities, LLC toll free at (800) 645-3751.

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Annex A

Material Agreements

Credit Agreement, dated as of December 20, 2013, among Duke Energy Progress Receivables LLC, the Conduit Lenders, Committed Lenders and Managing Agents from time to time parties thereto and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent as amended from time to time, including by Amendment No. 3 to Credit Agreement, dated as of February 22, 2018, by and among Duke Energy Progress Receivables LLC, the Committed Lenders, the Conduit Lenders and Managing Agents, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent.

Servicing Agreement, dated as of December 20, 2013, among Duke Energy Progress Receivables LLC, as Buyer, Duke Energy Progress, Inc., as initial Servicer, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent.

Receivables Purchase Agreement, dated as of December 20, 2013, between Duke Energy Progress, Inc., as Seller, and Duke Energy Progress Receivables LLC, as Buyer.

Omnibus Amendment No. 2 to Transaction Documents, dated as of February 12, 2016, by and among Duke Energy Progress Receivables LLC, as Borrower, Duke Energy Progress LLC, as Servicer and Originator, the Committed Lenders, the Conduit Lenders and the Managing Agents, and the Bank of Tokyo — Mitsubishi UFJ, Ltd, New York Branch, as administrative agent.